SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Emerging Markets Equity Fund

The fund’s Board of Trustees has approved (i) the appointment of Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, and DeAM HK, its affiliate, with respect to the fund. Together with the fund’s current subadvisor, Deutsche Alternative Asset Management (Global) Limited (DAAM Global) (an affiliate of DIMA and DeAM HK), DeAM HK will provide portfolio management services to the fund. DAAM Global and DeAM HK will coordinate and cooperate with one another with respect to the management of the fund. DeAM HK is expected to assume day-to-day portfolio management responsibilities on or about October 1, 2015.

DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint DeAM HK as a subadvisor of the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.

Effective on or about October 1, 2015, the following information replaces similar disclosure in the “MANAGEMENT” section of the fund’s summary prospectus:

Subadvisors

Deutsche Alternative Asset Management (Global) Limited

Deutsche Asset Management (Hong Kong) Limited

Please Retain This Supplement for Future Reference

September 16, 2015
PROSTKR-525